SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  June 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-20              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-through Certificates, Series 2002-7 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Greenpoint Mortgage Funding, Inc., Washington Mutual Mortgage Securities Corp. , as sellers and servicers, Olympus Servicing, L.P., as servicer and special servicer, and JPMorgan Chase Bank, as trustee.

     On June 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2002 is filed as
               Exhibit 99.1 hereto.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  July 2, 2002               By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2002

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                                  Exhibit 99.1


             Monthly Certificateholder Statement on June 25, 2002

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

                    CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7
                                Statement to Certificate Holders
                                      June 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       79,673,900.00     55,644,157.60     5,036,198.11     97,377.28  5,133,575.39     0.00            0.00       50,607,959.49
A2       46,440,000.00     46,440,000.00             0.00    221,751.00    221,751.00     0.00            0.00       46,440,000.00
A3       50,160,000.00     50,160,000.00             0.00    273,790.00    273,790.00     0.00            0.00       50,160,000.00
A4       17,131,500.00     17,131,500.00             0.00    101,361.38    101,361.38     0.00            0.00       17,131,500.00
M1        4,580,600.00      4,580,600.00             0.00     25,765.88     25,765.88     0.00            0.00        4,580,600.00
M2        4,071,600.00      4,071,600.00             0.00     23,309.91     23,309.91     0.00            0.00        4,071,600.00
B         1,527,133.00      1,527,133.00             0.00      9,150.07      9,150.07     0.00            0.00        1,527,133.00
AR              100.00              0.00             0.00          0.00          0.00     0.00            0.00                0.00
X                 0.00              0.00             0.00    247,066.49    247,066.49     0.00            0.00                0.00
TOTALS  203,584,833.00    179,554,990.60     5,036,198.11    999,572.01  6,035,770.12     0.00            0.00      174,518,792.49

AIO      20,300,000.00     20,300,000.00             0.00    135,333.33    135,333.33     0.00            0.00       20,300,000.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1    2254OVVJ8      698.39881818    63.21013669     1.22219798      64.43233468          635.18868149      A1       2.100000 %
A2    2254OVVK5    1,000.00000000     0.00000000     4.77500000       4.77500000        1,000.00000000      A2       5.730000 %
A3    2254OVVL3    1,000.00000000     0.00000000     5.45833333       5.45833333        1,000.00000000      A3       6.550000 %
A4    2254OVVM1    1,000.00000000     0.00000000     5.91666696       5.91666696        1,000.00000000      A4       7.100000 %
M1    2254OVVP4    1,000.00000000     0.00000000     5.62500109       5.62500109        1,000.00000000      M1       6.750000 %
M2    2254OVVQ2    1,000.00000000     0.00000000     5.72500000       5.72500000        1,000.00000000      M2       6.870000 %
B     2254OVVR0    1,000.00000000     0.00000000     5.99166543       5.99166543        1,000.00000000      B        7.190000 %
AR    2254OVVS8        0.00000000     0.00000000     0.00000000       0.00000000            0.00000000      AR       6.000000 %
TOTALS               881.96644099    24.73758991     4.90985500      29.64744491          857.22885108

AIO   2254OVVN9    1,000.00000000     0.00000000     6.66666650       6.66666650        1,000.00000000      AIO      8.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7
                                        Statement to Certificate Holders
                                                June 25, 2002


Sec. 4.04 (a) (i)
                        Principal Remittance Amount                                                     5,036,198.11
                        Scheduled Principal Payments                                                      125,913.26
                        Principal Prepayments                                                           4,910,280.71
                        Repurchase Principal                                                                    0.00
                        Substitution Amounts                                                                    0.00
                        Net Liquidation Proceeds                                                                0.00
                        Other Principal                                                                         4.14

Sec. 4.04 (a) (ii)

                        Principal Distributions to the Noteholders
                        Class A-1                                                                       5,036,198.11
                        Class A-2                                                                               0.00
                        Class A-3                                                                               0.00
                        Class A-4                                                                               0.00
                        Class M-1                                                                               0.00
                        Class M-2                                                                               0.00
                        Class B                                                                                 0.00
                        Class A-R                                                                               0.00

                        Interest Remittance Amount                                                      1,134,897.98

                        Interest Distributions to the Noteholders

                        Class A-1 Current Interest Amount                                                  97,377.28
                        Class A-3 Current Interest Amount                                                 273,790.00
                        Class A-4 Current Interest Amount                                                 101,361.38
                        Class A-I0 Current Interest Amount                                                135,333.33
                        Class A-2 Current Interest Amount                                                 221,751.00
                        Class M-1 Current Interest Amount                                                  25,765.88
                        Class M-2 Current Interest Amount                                                  23,309.91
                        Class B Current Interest Amount                                                     9,150.07

                        Class A-1 Carryforward Interest Amount                                                  0.00
                        Class A-4 Carryforward Interest Amount                                                  0.00
                        Class A-I0 Carryforward Interest Amount                                                 0.00
                        Class A-3 Carryforward Interest Amount                                                  0.00
                        Class A-2 Carryforward Interest Amount                                                  0.00
                        Class M-1 Carryforward Interest Amount                                                  0.00
                        Class M-2 Carryforward Interest Amount                                                  0.00
                        Class B Carryforward Interest Amount                                                    0.00

Sec. 4.04 (a)(iii)
                        Total Principal Shortfall Allocation                                                    0.00
                        Total Interest Shortfall Allocation                                                     0.00






                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7
                                        Statement to Certificate Holders
                                            June 25, 2002


Sec. 4.04 (a)(iv)
                        Class Principal Balance
                        Class A-1 Principal Balance                                                     50,607,959.49
                        Class A-2 Principal Balance                                                     46,440,000.00
                        Class A-3 Principal Balance                                                     50,160,000.00
                        Class A-4 Principal Balance                                                     17,131,500.00
                        Class M-1 Principal Balance                                                      4,580,600.00
                        Class M-2 Principal Balance                                                      4,071,600.00
                        Class B Principal Balance                                                        1,527,133.00

Sec. 4.04 (a)(v)
                        Aggregate Collateral Balance for Next Distribution Date                        175,536,716.66

Sec. 4.04 (a)(vi)
                        Servicing Fees (including PMI)                                                     106,108.69
                        Trustee Fees                                                                           376.19

Sec. 4.04 (a)(vii)
                        Pass-Through Rate for each Class of Certificates
                        Class A-1 Pass-Through Rate                                                          2.10000 %
                        Class A-2 Pass-Through Rate                                                          5.73000 %
                        Class A-3 Pass-Through Rate                                                          6.55000 %
                        Class A-4 Pass-Through Rate                                                          7.10000 %
                        Class A-IO Pass-Through Rate                                                         8.00000 %
                        Class M-1 Pass-Through Rate                                                          6.75000 %
                        Class M-2 Pass-Through Rate                                                          6.87000 %
                        Class B Pass-Through Rate                                                            7.19000 %

Sec. 4.04 (a)(viii)
                        Current Advances                                                                        0.00
                        Aggregate Advances                                                                      0.00

Sec. 4.04 (a)(ix)
                        Loans in Delinquency

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         3               1,393,340.79            0.79 %
                2 Month         1                 312,296.08            0.18 %
                3 Month         1                 583,973.43            0.33 %
                Total           5               2,289,610.30            1.30 %
                *Bankruptcy, Foreclosure and REO loans are included above.

                Loans in Foreclosure

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                1               312,296.08              0.18 %




Sec. 4.04 (a)(x)
                Rolling Three Month Delinquency Rate                                                       0.656603 %

Sec. 4.04 (a)(xi)
                REO Loans
                Number of REO Loans                                                                                 0
                Balance of REO Loans                                                                             0.00

Sec. 4.04 (a)(xii)
                Realized Losses                                                                                  0.00
                Aggregate Amount of Realized Losses                                                              0.00

Sec. 4.04 (a)(xiii)
                Weighted Average Term to Maturity of the Mortgage Loans                                        346.00

                Overcollateralization Amount                                                             1,017,924.17
                Target Overcollateralization Amount                                                      1,017,924.17
                Overcollateralization Deficiency                                                                 0.00
                Overcollateralization Release Amount                                                             0.00

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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